Merrill Lynch Investment Managers



Semi-Annual Report

April 30, 2001



MuniYield Insured
Fund, Inc.




www.mlim.ml.com




MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.




MuniYield Insured Fund, Inc., April 30, 2001



DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Stock of MuniYield Insured Fund, Inc. earned $0.431 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 6.02%, based on a month-end net asset value of $14.43 per share. For the six-month period ended April 30, 2001, the total investment return on the Fund's Common Stock was +5.01%, based on a change in per share net asset value from $14.16 to $14.43, and assuming reinvestment of $0.426 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.71% for Series A, 3.78% for Series B, 3.80% for Series C, 3.69% for Series D, 3.68% for Series E, 4.42% for Series F and 3.82% for Series G.

The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%--3% range. These factors combined to promote a very favorable financial environment for bonds and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%--5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
During the six-month period ended April 30, 2001, we focused on enhancing the level of tax-exempt income and moderating net asset value volatility of the Fund. We concentrated on the acquisition of higher-couponed securities in the 15-year--20-year maturity range and the sale of long duration bonds. As a result of the steepness of the municipal bond market's yield curve, these issues represented 90% - 95% of the yield available in the entire yield curve. This maturity sector also provided less interest rate sensitivity than bonds maturing in 25 years--30 years.

Looking ahead, we anticipate that we will maintain our current market neutral and fully invested positions in an effort to enhance shareholder income. Tax-exempt bond yields are expected to remain in a narrow range until it becomes clearer that the Federal Reserve Board actions are having an impact and the US economy displays signs of growth. At this time we do not foresee any significant changes to the Fund. If either the US economy or equity markets show any major weakness, we are prepared to adopt a more positive strategy in order to enhance portfolio appreciation.

Despite recent seasonal tax-related pressures on short-term interest rates, the 200 basis point decrease in short-term interest rates by the Federal Reserve Board by April 30, 2001 has had a beneficial impact on the Fund's borrowing costs to the 3.5%--3.75% range. Short-term tax-exempt rates are expected to fall into the 3% range. This decline in borrowing costs can generate a significant income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your continuing interest in MuniYield Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and
Portfolio Manager



May 29, 2001



MuniYield Insured Fund, Inc., April 30, 2001



Portfolio
Abbreviations

To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount   Issue                                                                   Value
Alaska--3.0%      AAA       Aaa     $ 3,695  Alaska Energy Authority, Power Revenue Refunding Bonds
                                             (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)                   $  4,054

                  AAA       Aaa      14,440  Alaska State Housing Finance Corporation, Mortgage Revenue
                                             Bonds, AMT, Series C, 6% due 12/01/2031                                 14,722

                  AAA       Aaa      10,000  Alaska State Housing Finance Corporation Revenue Bonds, RITR,
                                             Series 2, 7.67% due 6/01/2035 (i)(k)                                    10,599

                  NR*       Aaa      10,410  Alaska State Housing Finance Corporation, Revenue Refunding
                                             Bonds, RITR, Series 2, 7.32% due 12/01/2024 (d)(e)(i)(k)                10,698

                  A1+       VMIG1++     100  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Exxon Pipeline Company Project), VRDN, Series B, 4.40%
                                             due 12/01/2033 (h)                                                         100


Arizona--0.4%     NR*       NR*       5,000  Mohave County, Arizona, IDA, IDR (North Star Steel
                                             Company Project), AMT, 6.70% due 3/01/2020                               5,185


California--17.8%                            ABC, California, Unified School District, GO (c):
                  AAA       Aaa         545   5.55%** due 8/01/2026                                                     131
                  AAA       Aaa         380   5.56%** due 8/01/2027                                                      86
                  AAA       Aaa         440   5.56%** due 8/01/2028                                                      94
                  AAA       Aaa         390   5.57%** due 8/01/2030                                                      74
                  AAA       Aaa         670   5.59%** due 8/01/2032                                                     114
                  AAA       Aaa       1,120   5.59%** due 8/01/2033                                                     179
                  AAA       Aaa       1,170   5.60%** due 8/01/2034                                                     177

                                             California HFA, Revenue Bonds, AMT:
                  AA-       Aa2       3,400   RIB, Series B-2, 8.959% due 8/01/2023 (d)(k)                            3,651
                  AAA       Aaa      40,000   Series B, 5.625%** due 8/01/2031 (g)                                    6,868
                  AAA       Aaa       1,595   Series E, 7% due 8/01/2026 (i)                                          1,640

                                             California Pollution Control Financing Authority, PCR,
                                             Refunding (Pacific Gas & Electric):
                  AAA       Aaa      11,000   AMT, Series A, 5.35% due 12/01/2016 (i)                                10,839
                  A1+       NR*      15,000   VRDN, Series B, 6% due 12/01/2016 (h)                                  15,000



MuniYield Insured Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount   Issue                                                                   Value
California                                   California State, GO, Refunding:
(concluded)       AAA       NR*    $  5,000   5.75% due 12/01/2012 (c)                                             $  5,426
                  AAA       Aaa      20,000   5.50% due 3/01/2015 (a)                                                20,784
                  AAA       NR*      10,000   DRIVERS, Series 179, 6.57% due 3/01/2013 (c)(k)                        11,102

                                             California State, GO, Refunding, RIB (i)(k):
                  NR*       Aaa       5,000   Series 471x, 6.58% due 9/01/2024                                        5,160
                  NR*       Aaa       5,000   Series 472x, 6.58% due 3/01/2017                                        5,282

                  AAA       Aaa       3,925  Fontana, California, Public Financing Authority, Tax
                                             Allocation Revenue Refunding Bonds (North Fontana
                                             Redevelopment Project), Series A, 5.25% due 9/01/2018 (g)                3,948

                  NR*       Aaa       5,000  Foothill-De Anza, California, Community College District,
                                             GO, RIB, Series 473x, 7.63% due 8/01/2030 (i)(k)                         5,727

                  A+        Aa3       7,410  Los Angeles, California, Department of Water and Power,
                                             Electric Plant Revenue Refunding Bonds, 6.125% due 2/15/2019             7,782

                  AAA       Aaa       4,250  Los Angeles, California, Department of Water and Power,
                                             Waterworks Revenue Refunding Bonds, Series A, 5.125% due
                                             7/01/2041 (c)                                                            4,004

                                             Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                  NR*       Aaa       4,000   RITR, Series RI-7, 7.995% due 11/01/2026 (i)(k)                         4,527
                  AAA       Aaa       6,330   Series B, 6.625% due 8/01/2019 (a)                                      6,629
                  AAA       Aaa       8,725   Series B, 6.625% due 8/01/2025 (a)                                      9,138

                  AAA       Aaa      12,525  Los Angeles, California, Unified School District, GO, Series A,
                                             5.40% due 7/01/2022 (c)                                                 12,623

                                             Los Angeles, California, Water and Power Revenue Refunding Bonds
                                             (Power System), Series A-A-1:
                  AAA       Aaa      10,000   5.25% due 7/01/2014 (i)                                                10,293
                  AAA       Aaa      22,500   5.25% due 7/01/2020 (g)                                                22,337

                  AAA       Aaa      15,000  Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Bonds, Proposition A--First Tier,
                                             Senior Series A, 6% due 7/01/2006 (i)(j)                                16,658

                  AAA       Aaa       2,190  Northern California Transmission Revenue Bonds (California-Oregon
                                             Transmission Project), Series A, 6.50% due 5/01/2016 (i)                 2,293

                  NR*       Aaa       6,000  Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                             Class R, Series K, 7.049% due 11/01/2021 (c)(k)                          6,496

                  AAA       Aaa       3,000  Sacramento, California, Municipal Utility District, Electric
                                             Revenue Bonds, Series I, 6% due 1/01/2024 (i)                            3,108

                  AAA       Aaa       6,000  San Francisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, AMT, Second Series, Issue
                                             6, 6.60% due 5/01/2024 (a)                                               6,448

                  AAA       Aaa       5,000  San Francisco, California, City and County, COP (San Francisco
                                             Courthouse Project), 5.875% due 4/01/2021 (g)                            5,193

                  AAA       Aaa      10,000  San Francisco, California, City and County Sewer Revenue Bonds,
                                             Series A, 5.95% due 10/01/2025 (c)                                      10,330

                  AAA       Aaa       6,895  San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds (Merged Area Redevelopment Project), 5.60%
                                             due 8/01/2019 (i)                                                        7,098

                                             Santa Rosa, California, Wastewater Revenue Refunding Bonds (c):
                  AAA       Aaa       3,000   Series A, 5.25% due 9/01/2016                                           3,115
                  AAA       Aaa       3,295   Series B, 6.125% due 9/01/2017                                          3,416


Colorado--1.0%    AA        NR*       3,410  Boulder County, Colorado, Hospital Development Revenue Bonds
                                             (Longmont United Hospital Project), 6% due 12/01/2030                    3,467

                  AAA       Aaa      11,000  E-470 Public Highway Authority, Colorado, Revenue Refunding Bonds,
                                             Senior Series A, 4.75% due 9/01/2023 (i)                                 9,880


Connecticut--0.6% AAA       Aaa       7,695  Connecticut State HFA Revenue Bonds (Housing Mortgage Finance
                                             Program), Series B, 6.75% due 11/15/2023 (i)                             8,118

                  A1+       VMIG1++     500  Connecticut State Health and Educational Facilities Authority
                                             Revenue Bonds (Yale University), VRDN, Series U-2, 3.90% due
                                             7/01/2033 (h)                                                              500


Florida--1.4%     NR*       Aaa       1,750  Escambia County, Florida, Health Facilities Authority, Health
                                             Facility Revenue Bonds, DRIVERS, Series 159, 7.414% due
                                             7/01/2020 (a)(k)                                                         1,965

                  A1+       VMIG1++   4,100  Jacksonville, Florida, Electric Authority Revenue Bonds
                                             (Electric System), VRDN, Sub-Series A, 4.40% due 10/01/2010 (h)          4,100

                  A1+       VMIG1++     150  Jacksonville, Florida, PCR, Refunding (Florida Power and Light Co.
                                             Project), VRDN, 4.35% due 5/01/2029 (h)                                    150

                  A1+       VMIG1++   6,600  Martin County, Florida, PCR, Refunding (Florida Power & Light
                                             Company Project), VRDN, 4.55% due 7/15/2022 (h)                          6,600

                  AAA       Aaa       5,640  Miami-Dade County, Florida, Solid Waste System Revenue Bonds,
                                             5% due 10/01/2019 (g)                                                    5,470


Georgia--0.8%     AAA       Aaa      10,000  Georgia Municipal Electric Authority, Power Revenue Refunding
                                             Bonds, Series EE, 6.40% due 1/01/2023 (a)                               10,705


Hawaii--1.5%                                 Hawaii State Airports System Revenue Bonds, AMT, Second
                                             Series (i):
                  AAA       Aaa       6,000   7% due 7/01/2018                                                        6,146
                  AAA       Aaa      13,970   6.75% due 7/01/2021                                                    14,313


Idaho--0.4%       NR*       Aaa       5,000  Boise City, Idaho, COP, AMT, 5.50% due 9/01/2025 (c)                     5,003


Illinois--3.7%    AAA       Aaa      10,000  Chicago, Illinois, Board of Education, GO (Chicago School
                                             Reform Project), Series A, 5.25% due 12/01/2027 (a)                      9,578

                  AAA       Aaa       2,350  Chicago, Illinois, Midway Airport Revenue Bonds, AMT,
                                             Series A, 6.25% due 1/01/2024 (i)                                        2,434

                  AAA       Aaa       3,870  Chicago, Illinois, O'Hare International Airport, Special
                                             Facility Revenue Bonds (International Terminal), AMT, 6.75% due
                                             1/01/2018 (i)                                                            4,005

                  AAA       Aaa      12,000  Chicago, Illinois, Public Building Commission, Mortgage
                                             Revenue Bonds, Series A, 6.50% due 1/01/2018 (b)(i)                     12,425

                                             Illinois Health Facilities Authority, Revenue Refunding
                                             Bonds, VRDN (h):
                  A1        VMIG1++     300   (Resurrection Health), Series A, 4.55% due 5/01/2029 (g)                  300
                  A1        VMIG1++  11,550   (University of Chicago Hospitals), 4.40% due 8/01/2026 (i)             11,550

                  AAA       Aa2       2,000  Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016             2,172

                  NR*       Aaa       6,035  McLean and Woodford Counties, Illinois, Community Unit,
                                             School District Number 005, GO, Refunding, 6.375% due
                                             12/01/2016 (g)                                                           6,726


MuniYield Insured Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount   Issue                                                                   Value
Indiana--0.4%     AAA       Aaa    $  2,400  Indiana State Vocational Technical College, Building Facilities
                                             Revenue Refunding Bonds (Student Fee), Series D, 6.50% due
                                             7/01/2014 (a)                                                         $  2,611

                  AA        NR*       3,000  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                             Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                   3,192


Iowa--0.0%        AAA       Aaa         140  Iowa Financing Authority, S/F Mortgage Revenue Refunding Bonds,
                                             Series F, 6.35% due 7/01/2009 (a)(f)                                       143


Kansas--1.6%      AAA       Aaa      20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                             Company Project), 7% due 6/01/2031 (i)                                  20,705


Louisiana--0.2%   AAA       Aaa       2,250  Louisiana Local Government, Environmental Facilities, Community
                                             Development Authority Revenue Bonds (Capital Projects and
                                             Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)                2,546


Maryland--0.3%    NR*       Aa3       2,085  Maryland State Community Development Administration, M/F Housing
                                             Revenue Refunding Bonds (Department of Housing and Community
                                             Development), Series C, 6.65% due 5/15/2025 (d)(f)                       2,173

                  NR*       Aa2       1,780  Maryland State Community Development Administration, S/F Program
                                             Revenue Refunding Bonds (Department of Housing and Community
                                             Development), AMT, 2nd Series, 6.55% due 4/01/2026                       1,858


Massachusetts--   AAA       Aaa       5,000  Massachusetts State, HFA, Housing Development Revenue Refunding
1.7%                                         Bonds, Series B, 5.40% due 12/01/2028 (i)                                4,932

                  AAA       Aaa       7,130  Massachusetts State Health and Educational Facilities Authority
                                             Revenue Bonds (New England Medical Center Hospitals), Series F,
                                             6.625% due 7/01/2025 (c)                                                 7,425

                  AAA       Aaa      10,000  Massachusetts State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (Northeastern University), Series E,
                                             6.55% due 10/01/2022 (i)                                                10,541


Michigan--3.9%    AAA       Aaa       2,750  Caledonia, Michigan, Community Schools, GO, Refunding, 6.625%
                                             due 5/01/2014 (a)                                                        2,877

                  AAA       Aaa      21,750  Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds (Detroit Edison Company Pollution Project),
                                             6.875% due 12/01/2021 (c)                                               22,559

                                             Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                             AMT (i):
                  AAA       Aaa       5,000   Series CC, 6.55% due 6/01/2024                                          5,278
                  AAA       Aaa       8,500   Series I-B, 6.55% due 9/01/2024                                         9,005

                  A1+       VMIG1++   7,700  Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                             Revenue Bonds (William Beaumont Hospital), VRDN, Series L,
                                             4.50% due 1/01/2027 (h)                                                  7,700

                  AAA       Aaa       3,800  Walled Lake, Michigan, Consolidated School District, GO, Refunding,
                                             5.50% due 5/01/2007 (i)(j)                                               4,078


Minnesota--1.4%                              Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                             Commission, Airport Revenue Bonds (c):
                  AAA       Aaa       6,275   AMT, Series B, 6% due 1/01/2018                                         6,584
                  AAA       Aaa      10,000   Series A, 5.90% due 1/01/2029                                          10,478

                  AA+       Aa1       1,935  Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series L,
                                             6.70% due 7/01/2020                                                      2,021


Mississippi       NR*       VMIG1++     900  Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A.
--0.1%                                       Inc. Project), VRDN, 4.50% due 12/01/2016 (h)                              900


Missouri--0.6%    AAA       Aaa       7,000  Kansas City, Missouri, Airport Revenue Bonds, General Improvement,
                                             Series B, 6.875% due 9/01/2004 (g)(j)                                    7,752


Nevada--6.7%      AAA       Aaa       7,975  Clark County, Nevada, Passenger Facilities Charge Revenue
                                             Refunding Bonds (Las Vegas McCarran International), 4.75% due
                                             7/01/2022 (i)                                                            7,222

                                             Clark County, Nevada, School District, GO:
                  AAA       Aaa      15,000   6% due 6/15/2006 (c)(j)                                                16,514
                  AAA       Aaa      10,830   Series A, 5.50% due 6/15/2018 (i)                                      10,969

                  AAA       Aaa       5,000  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific Project),
                                             6.55% due 10/01/2013 (a)                                                 5,231

                  AAA       Aaa       3,000  Las Vegas New Convention and Visitors Authority Revenue Bonds,
                                             6% due 7/01/2019 (a)                                                     3,178

                  AAA       Aaa      20,375  Nevada State, Nevada Municipal Bond Bank, GO, Series A, 5.50%
                                             due 11/01/2025 (c)                                                      20,473

                                             Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                             Pacific Power Company), AMT:
                  AAA       Aaa      15,000   6.65% due 12/01/2017 (a)                                               15,768
                  AAA       Aaa       5,000   6.55% due 9/01/2020 (i)                                                 5,266

                  AAA       Aaa       5,000  Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                             Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)                     5,274


New Jersey--2.1%  AAA       Aaa       5,000  New Jersey EDA, Construction Revenue Bonds (School
                                             Facilities), GO, Series A, 5.50% due 6/15/2013 (a)                       5,366

                  A1+c      VMIG1++   4,800  New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                             Bonds (New Jersey Natural Gas Co. Project), VRDN, AMT,
                                             Series A, 4.50% due 8/01/2030 (a)(h)                                     4,800

                  A1+c      VMIG1++   8,600  New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                             (United Water of New Jersey Inc. Project), VRDN, Series B,
                                             4.50% due 11/01/2025 (a)(h)                                              8,600

                  NR*       Aaa       8,000  New Jersey State Turnpike Authority, Turnpike Revenue
                                             Refunding Bonds, DRIVERS, Series 165, 7.78% due 1/01/2009 (i)(k)         9,824


New Mexico--0.3%  NR*       A         1,635  New Mexico Educational Assistance Foundation, Student Loan
                                             Revenue Refunding Bonds (Student Loan Program), AMT,
                                             First Sub-Series A-2, 6.65% due 11/01/2025                               1,694

                  AAA       NR*       2,285  New Mexico Mortgage Finance Authority, S/F Mortgage
                                             Revenue Bonds, AMT, Series C-2, 6.95% due 9/01/2031                      2,582


New York--10.8%   AAA       Aaa       7,000  Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Bonds, Series A, 6.10% due 7/01/2006 (c)(j)           7,846

                                             Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Refunding Bonds, Series B:
                  AAA       Aaa      12,500   5.125% due 7/01/2024 (a)                                               12,193
                  AAA       Aaa      14,435   4.75% due 7/01/2026 (c)                                                13,177

                                             Metropolitan Transportation Authority, New York, Dedicated Tax
                                             Fund Revenue Bonds, Series A:
                  AAA       Aaa       2,000   4.75% due 4/01/2028 (c)                                                 1,823
                  AAA       Aaa      15,000   5% due 4/01/2029 (g)                                                   14,411

                  AAA       Aaa      10,000  Metropolitan Transportation Authority, New York, Transit
                                             Facilities Revenue Bonds, Series A, 5.70% due 7/01/2017 (i)             10,478


MuniYield Insured Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount   Issue                                                                   Value
New York          AAA       Aaa    $ 15,740  Metropolitan Transportation Authority, New York, Transit
(concluded)                                  Facilities Revenue Refunding
                                             Bonds, Series B, 4.75% due 7/01/2026 (c)                              $ 14,368

                  AAA       Aaa      25,830  New York City, New York, City Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RITR, Series FR-6,
                                             7.045% due 6/15/2026 (i)(k)                                             27,355

                  NR*       Aaa       5,920  New York City, New York, GO, RIB, Series 394, 7.61% due
                                             8/01/2016 (i)(k)                                                         6,831

                  A1c       VMIG1++   6,700  New York City, New York, GO, VRDN, Series B, Sub-Series B-6,
                                             4.40% due 8/15/2005 (h)(i)                                               6,700

                  A1+       VMIG1++     500  New York State Dormitory Authority Revenue Bonds (Cornell
                                             University), VRDN, Series B, 4.40% due 7/01/2025 (h)                       500

                  BBB+      Baa1      4,900  New York State Dormitory Authority, Revenue Refunding Bonds
                                             (Mount Sinai Health), Series A, 6.625% due 7/01/2019                     5,203

                  AA        A2        7,010  New York State, GO, Refunding, Series A, 5.25% due 3/15/2015             7,149

                  NR*       Aaa       4,000  New York State Mortgage Agency Revenue Bonds, AMT, 24th
                                             Series, 6.05% due 4/01/2020                                              4,149

                  NR*       Aaa       9,175  Port Authority of New York and New Jersey, Special Obligation
                                             Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                             Series 353, 8.03% due 12/01/2014 (i)(k)                                 11,571


North             AAA       Aaa       2,500  Grand Forks, North Dakota, Health Care Facilities Revenue
Dakota--0.7%                                 Bonds (United Hospital Obligated Group), 6.25% due 12/01/2024 (i)        2,606

                  NR*       Aa3       6,720  North Dakota State Housing Finance Agency, Home Mortgage Revenue
                                             Refunding Bonds (Housing Finance Program), AMT, Series A, 6.40%
                                             due 7/01/2020                                                            7,056


Ohio--0.7%        AAA       Aaa       2,500  Ohio State Higher Educational Facilities Commission, Mortgage
                                             Revenue Bonds (University of Dayton Project), 6.60% due
                                             12/01/2003 (c)(j)                                                        2,733

                                             University of Cincinnati, Ohio, General Receipts Revenue Bonds,
                                             Series A (c):
                  AAA       Aaa       2,350   5.50% due 6/01/2011                                                     2,511
                  AAA       Aaa       2,500   5.50% due 6/01/2012                                                     2,667
                  AAA       Aaa       1,770   5.50% due 6/01/2013                                                     1,872


Oklahoma--1.7%                               Oklahoma State Industries Authority, Revenue Refunding Bonds (i):
                  AAA       Aaa      12,000   (Health System-Obligation Group), Series A, 5.75% due 8/15/2029        12,176
                  A1+       VMIG1++  11,100   (Integris Baptist), VRDN, Series B, 4.50% due 8/15/2029 (h)            11,100


Oregon--1.2%      AAA       Aaa       3,140  Oregon State Department of Administrative Services, COP, Series A,
                                             6.25% due 5/01/2010 (a)(j)                                               3,574

                  NR*       Aaa       7,500  Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                             6.91% due 8/01/2020 (c)(k)                                               8,391

                  NR*       Aaa       3,285  Washington and Clackamas Counties, Oregon, School District
                                             Number 23, J. Tigard, GO, Refunding, 5.25% due 6/01/2015 (c)             3,384


Pennsylvania      AA        Aa2       5,500  Pennsylvania Economic Development Financing Authority, Solid
--1.6%                                       Waste Disposal Revenue Bonds (Proctor & Gamble Paper Project),
                                             AMT, 5.375% due 3/01/2031                                                5,290

                  AAA       Aaa       5,500  Pennsylvania State, GO, Refunding, 5.125% due 9/15/2006 (a)              5,791

                  AAA       Aaa      11,000  Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                             Revenue Refunding Bonds, Senior Series A, 4.75% due 12/01/2027 (a)       9,805


South Carolina    AAA       Aaa      20,000  Piedmont Municipal Power Agency, South Carolina, Electric
--2.2%                                       Revenue Refunding Bonds, Series A, 4.75% due 1/01/2025 (i)              17,832

                  AAA       Aaa       7,000  Spartanburg County, South Carolina, Hospital Facilities
                                             Revenue Refunding Bonds (Spartanburg General Hospital System),
                                             Series A, 6.625% due 4/15/2022 (g)                                       7,266

                  NR*       NR*       4,200  Spartanburg County, South Carolina, Solid Waste Disposal
                                             Facilities Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024        4,470


Tennessee--1.1%                              Johnson City, Tennessee, Health and Educational Facilities Board,
                                             Hospital Revenue Refunding Bonds (b):
                  AAA       Aaa         810   Series A, 6.75% due 7/01/2016                                             831
                  AAA       Aaa       3,010   Series B, 6.75% due 7/01/2016                                           3,088

                  AAA       Aaa       2,000  Shelby County, Tennessee, GO, Public Improvement, Series B,
                                             5.75% due 11/01/2006 (g)(j)                                              2,174

                  AA        A1        4,245  Tennessee HDA, Mortgage Finance Revenue Bonds, AMT, Series A,
                                             6.90% due 7/01/2025                                                      4,429

                                             Tennessee HDA Revenue Bonds (Homeownership Program), AMT,
                                             Series 2C:
                  AA        Aa2       1,795   6.05% due 7/01/2012                                                     1,913
                  AA        Aa2       2,250   6.15% due 7/01/2014                                                     2,384


Texas--12.8%      AAA       Aaa       1,880  Bexar, Texas, Metropolitan Water District, Waterworks System
                                             Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                         2,031

                  AAA       Aaa      11,500  Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                             Electric Company Project), AMT, 6.50% due 12/01/2027 (a)                11,902

                  AAA       Aaa       3,800  Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                             Company Project), AMT, Series A, 6.75% due 4/01/2022 (a)                 3,959

                  AAA       Aaa       7,000  Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                             Light and Power), Series A, 6.70% due 3/01/2017 (a)                      7,285

                                             Harris County-Houston, Texas, Sports Authority, Special Revenue
                                             Refunding Bonds, Senior Lien, Series A (i):
                  AAA       Aaa       3,220   5.50% due 11/15/2009                                                    3,432
                  AAA       Aaa       3,460   5.50% due 11/15/2010                                                    3,679
                  AAA       Aaa       5,000   5.25% due 11/15/2030                                                    4,769

                  A1+       NR*      26,750  Harris County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.35%
                                             due 12/01/2025 (h)                                                      26,750

                  AAA       Aaa       6,885  Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
                                             Series A, 6.75% due 7/01/2021 (c)                                        7,054

                                             Houston, Texas, Airport System Revenue Refunding Bonds,
                                             Sub-Lien (g):
                  AAA       Aaa       9,500   AMT, Series A, 5.70% due 7/01/2030                                      9,546
                  AAA       Aaa      21,500   Series B, 5.50% due 7/01/2030                                          21,282

                  AAA       Aaa       5,000  Houston, Texas, Hotel Occupancy, Tax and Special Revenue Bonds
                                             (Convention and Entertainment), Series B, 5.25% due 9/01/2033 (a)        4,747


MuniYield Insured Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                 S&P       Moody's   Face
STATE            Ratings   Ratings  Amount   Issue                                                                   Value
Texas             AAA       Aaa     $ 1,295  Houston, Texas, Water and Sewer System Revenue Bonds, Series A,
(concluded)                                  6.375% due 12/01/2022 (i)                                           $    1,366

                  AAA       Aaa      10,000  Houston, Texas, Water and Sewer System Revenue Refunding Bonds,
                                             Series A, 5% due 12/01/2028 (g)                                          9,246

                  NR*       Aaa       1,380  Lower Colorado River Authority, Texas, Revenue Refunding and
                                             Improvement Bonds, 8% due 5/15/2010 (g)                                  1,718

                  AAA       Aaa      11,795  Matagorda County, Texas, Navigation District Number 1, Revenue
                                             Refunding Bonds (Houston Light and Power Company), Series A,
                                             6.70% due 3/01/2027 (a)                                                 12,275

                                             Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                             Electric Company Project):
                  AAA       Aaa       1,500   6.55% due 10/01/2022 (c)                                                1,557
                  A1+c      VMIG1++   6,400   VRDN, Series A, 4.45% due 3/01/2026 (a)(h)                              6,400

                  AA        Aa1      10,000  Texas State, GO, Refunding, Public Finance Authority, Series A,
                                             5.50% due 10/01/2012                                                    10,594

                  AAA       Aaa      10,000  Travis County, Texas, Health Facilities Development Corporation,
                                             Revenue Refunding Bonds, RITR, Series 4, 7.144% due
                                             11/15/2024 (a)(k)                                                       10,610

                  AAA       Aaa      11,240  University of Houston, Texas, University Revenue Bonds, 5.50%
                                             due 2/15/2030 (i)                                                       11,191


Utah--0.7%        AAA       Aaa       4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                             6.125% due 12/01/2022 (c)                                                4,123

                  AAA       Aaa       5,000  Salt Lake County, Utah, Hospital Revenue Bonds (IHC Health
                                             Services Inc.), 5.50% due 5/15/2012 (a)                                  5,245


Vermont--0.3%     AAA       Aaa       3,400  Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B, 6.30%
                                             due 11/01/2019 (g)                                                       3,551


Virginia--2.1%    AAA       Aaa       5,540  Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (g)                   6,028

                  AAA       Aaa      21,100  Metropolitan Washington D.C., Airports Authority, Virginia
                                             General Airport Revenue Bonds, AMT, Series A, 6.625% due
                                             10/01/2019 (i)                                                          22,159


Washington        AAA       Aaa       9,050  Central Puget Sound, Washington, Regional Transit Authority,
--13.2%                                      Sales Tax and Motor Revenue Bonds, 4.75% due 2/01/2028 (c)               7,871

                  AAA       Aaa       6,595  Chelan County, Washington, Public Utility District No. 001,
                                             Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT,
                                             Series B, 6.35% due 7/01/2026 (i)                                        7,013

                  AAA       Aaa       8,265  Clark County, Washington, Public Utility District Number 01,
                                             Generating System Revenue Refunding Bonds, 5% due 1/01/2019 (g)          7,855

                  AAA       Aaa       8,800  Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                             (Project Number 3), Series A, 5.50% due 7/01/2017 (g)                    8,946

                  AAA       Aaa      20,000  Port Seattle, Washington, Revenue Bonds, Series A, 5.50% due
                                             2/01/2026 (i)                                                           19,971

                  AAA       Aaa      10,000  Radford Court Properties, Washington, Student Housing Revenue
                                             Bonds, 5.75% due 6/01/2032 (i)                                          10,239

                  AAA       Aaa       9,250  Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                             6% due 10/01/2024 (i)                                                    9,760

                                             Seattle, Washington, Municipal Light and Power Revenue Refunding
                                             and Improvement Bonds (g):
                  AAA       Aaa       6,370   5.50% due 3/01/2019                                                     6,403
                  AAA       Aaa      10,000   5% due 3/01/2020                                                        9,442

                  AAA       Aaa       5,000  Snohomish County, Washington, Public Utility District
                                             Number 001, Electric Revenue Bonds (Generation System),
                                             AMT, Series B, 5.80% due 1/01/2024 (i)                                   5,061

                  AAA       Aaa       7,875  Spokane, Washington, Lease Revenue Refunding Bonds (Financing-
                                             Multi-Purpose Arena Project), AMT, Series A, 6.60% due
                                             1/01/2014 (a)                                                            8,161

                  AAA       Aaa       8,705  Tacoma, Washington, Solid Waste Utility Revenue Refunding
                                             Bonds, Series B, 5.50% due 12/01/2019 (a)                                8,728

                  AAA       Aaa       2,000  University of Washington Alumni Association, Lease Revenue
                                             Bonds (University of Washington Medical Center-Roosevelt II),
                                             6.25% due 8/15/2012 (g)                                                  2,131

                                             Washington State, GO:
                  NR*       Aaa       7,965   RIB, Series 390, 7.41% due 1/01/2017 (g)(k)                             9,120
                  AAA       Aaa      14,860   Series C, 5% due 1/01/2022 (c)                                         14,124

                  AAA       Aaa       2,500  Washington State Health Care Facilities Authority, Revenue
                                             Refunding Bonds (Virginia Mason Obligation Group-Seattle),
                                             6.30% due 2/15/2017 (i)                                                  2,592

                  NR*       Aaa       3,968  Washington State Housing Finance Commission Revenue Bonds
                                             (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (e)(f)               4,148

                                             Washington State Public Power Supply System, Revenue Refunding
                                             Bonds (Nuclear Project Number 1), Series A (i):
                  AAA       Aaa         880   6.25% due 7/01/2002 (j)                                                   926
                  AAA       Aaa      12,215   6.25% due 7/01/2017                                                    12,603

                  AAA       Aaa      20,000  Washington State, Various Purpose, GO, Series A, 5.625% due
                                             7/01/2025 (i)                                                           20,328


West              AAA       Aaa       4,425  Harrison County, West Virginia, County Commission for
Virginia--0.4%                               Solid Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                             Series C, 6.75% due 8/01/2024 (a)                                        4,822


Wisconsin--1.9%   AA        Aa2         200  Wisconsin Housing and EDA, Home Ownership Revenue Refunding
                                             Bonds, AMT, Series B, 6.75% due 9/01/2025                                  205

                                             Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                             Series A (i):
                  AAA       Aaa       5,000   6% due 7/01/2015                                                        5,316
                  AAA       Aaa      13,685   5.75% due 7/01/2023                                                    14,006

                                             Wisconsin State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (Wheaton-Franciscan Services)(i):
                  AAA       Aaa       3,955   6.50% due 8/15/2011                                                     4,068
                  AAA       Aaa       2,000   6% due 8/15/2015                                                        2,037


Wyoming--0.1%     A1+       P1          700  Lincoln County, Wyoming, PCR (Exxon Project), VRDN, 4.45% due
                                             8/01/2015 (h)                                                              700


                  Total Investments (Cost--$1,309,020)--101.4%                                                    1,353,026

                  Liabilities in Excess of Other Assets--(1.4%)                                                    (18,909)
                                                                                                                -----------
                  Net Assets--100.0%                                                                            $ 1,334,117
                                                                                                                ===========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FNMA Collateralized.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniYield Insured Fund, Inc., April 30, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$1,309,020,370)                               $1,353,026,127
                    Cash                                                                                          92,549
                    Receivables:
                      Interest                                                           $   22,158,882
                      Securities sold                                                        15,717,805       37,876,687
                                                                                         --------------
                    Prepaid expenses and other assets                                                             81,595
                                                                                                          --------------
                    Total assets                                                                           1,391,076,958
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   55,562,141
                      Dividends to shareholders                                                 793,172
                      Investment adviser                                                        534,783       56,890,096
                                                                                         --------------
                    Accrued expenses                                                                              69,484
                                                                                                          --------------
                    Total liabilities                                                                         56,959,580
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,334,117,378
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (17,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                             $  440,000,000
                      Common Stock, par value $.10 per share (61,945,880 shares
                      issued and outstanding)                                            $    6,194,588
                    Paid-in capital in excess of par                                        867,524,336
                    Undistributed investment income--net                                     10,827,562
                    Accumulated realized capital losses on investments--net                 (4,604,046)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                             (29,830,819)
                    Unrealized appreciation on investments--net                              44,005,757
                                                                                         --------------
                    Total--Equivalent to $14.43 net asset value per share of
                    Common Stock (market price--$14.28)                                                      894,117,378
                                                                                                          --------------
                    Total capital                                                                         $1,334,117,378
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                              $   37,928,566
Income:

Expenses:           Investment advisory fees                                             $    3,346,516
                    Commission fees                                                             529,228
                    Accounting services                                                         176,869
                    Transfer agent fees                                                          89,076
                    Professional fees                                                            49,066
                    Directors' fees and expenses                                                 38,294
                    Custodian fees                                                               35,150
                    Printing and shareholder reports                                             33,750
                    Listing fees                                                                 22,486
                    Pricing fees                                                                 15,207
                    Other                                                                        29,139
                                                                                         --------------
                    Total expenses                                                                             4,364,781
                                                                                                          --------------
                    Investment income--net                                                                    33,563,785
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                         19,385,638
Unrealized          Change in unrealized appreciation on investments--net                                    (1,469,049)
Gain (Loss) on                                                                                            --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                  $   51,480,374
                                                                                                          ==============

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc., April 30, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                        2001             2000
Operations:         Investment income--net                                               $   33,563,785   $   67,509,633
                    Realized gain (loss) on investments--net                                 19,385,638     (23,989,684)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (1,469,049)       59,522,742
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     51,480,374      103,042,691
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                         (26,388,945)     (52,468,160)
                      Preferred Stock                                                       (8,363,754)     (18,129,302)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                        (34,752,699)     (70,597,462)
                                                                                         --------------   --------------

Net Assets:         Total increase in net assets                                             16,727,675       32,445,229
                    Beginning of period                                                   1,317,389,703    1,284,944,474
                                                                                         --------------   --------------
                    End of period*                                                       $1,334,117,378   $1,317,389,703
                                                                                         ==============   ==============

                    *Undistributed investment income--net                                $   10,827,562   $   12,016,476
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  April 30,          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2001       2000        1999       1998        1997
Per Share           Net asset value, beginning of period           $  14.16   $  13.64   $  16.28   $  15.84    $  15.52
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .55       1.09       1.10       1.15        1.15
                    Realized and unrealized gain (loss) on
                    investments--net                                    .29        .57     (2.14)        .62         .54
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .84       1.66     (1.04)       1.77        1.69
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                          (.43)      (.85)      (.90)      (.88)       (.92)
                      Realized gain on investments--net                  --         --      (.02)      (.16)       (.15)
                      In excess of realized gain on
                      investments--net                                   --         --      (.43)         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to
                    Common Stock shareholders                         (.43)      (.85)     (1.35)     (1.04)      (1.07)
                                                                   --------   --------   --------   --------    --------
                    Capital charge resulting from the
                    issuance of Common Stock                             --         --         --         --       (.01)
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                        (.14)      (.29)      (.19)      (.21)       (.25)
                        Realized gain on investments--net                --         --       --++      (.08)       (.04)
                      In excess of realized gain on
                      investments--net                                   --         --      (.06)         --          --
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Stock
                    activity                                          (.14)      (.29)      (.25)      (.29)       (.29)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  14.43   $  14.16   $  13.64   $  16.28    $  15.84
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of
                    period                                         $  14.28   $  12.75   $ 12.875   $  16.00    $14.8125
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share               15.41%+++      5.94%   (12.04%)     15.55%      13.92%
Return:**                                                          ========   ========   ========   ========    ========
                    Based on net asset value per share             5.01%+++     11.06%    (8.42%)      9.95%       9.89%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Total expenses***                                 .97%*       .99%       .94%       .91%        .95%
Average Net                                                        ========   ========   ========   ========    ========
Assets of           Total investment income--net***                  7.45%*      7.92%      7.26%      7.10%       7.70%
Common Stock:                                                      ========   ========   ========   ========    ========
                    Amount of dividends to Preferred Stock
                    shareholders                                     1.86%*      2.13%      1.27%      1.28%       1.55%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net, to Common Stock
                    shareholders                                     5.59%*      5.79%      5.99%      5.82%       6.15%
                                                                   ========   ========   ========   ========    ========

Ratios Based on     Total expenses                                    .65%*       .65%       .64%       .63%        .63%
Total Average Net                                                  ========   ========   ========   ========    ========
Assets:***++++      Total investment income--net                     5.02%*      5.22%      4.95%      4.94%       5.17%
                                                                   ========   ========   ========   ========    ========

Ratios Based        Dividends to Preferred Stock
on Average          shareholders                                     3.83%*      4.11%      2.72%      2.87%       3.09%
Net Assets of                                                      ========   ========   ========   ========    ========
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                   $894,117   $877,390   $844,944   $998,819    $971,614
                                                                   ========   ========   ========   ========    ========
                    Preferred Stock outstanding, end
                    of period (in thousands)                       $440,000   $440,000   $440,000   $440,000    $440,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               55.72%    107.11%    121.88%    112.78%      98.91%
                                                                   ========   ========   ========   ========    ========

Leverage:           Asset coverage per $1,000                      $  3,032   $  2,994   $  2,920   $  3,270    $  3,208
                                                                   ========   ========   ========   ========    ========

Dividends           Series A--Investment income--net               $    460   $  1,051   $    745   $    676    $    808
Per Share on                                                       ========   ========   ========   ========    ========
Preferred Stock     Series B--Investment income--net               $    469   $  1,051   $    675   $    737    $    813
Outstanding:++++++                                                 ========   ========   ========   ========    ========
                    Series C--Investment income--net               $    471   $  1,063   $    752   $    673    $    812
                                                                   ========   ========   ========   ========    ========
                    Series D--Investment income--net               $    457   $    986   $    637   $    728    $    789
                                                                   ========   ========   ========   ========    ========
                    Series E--Investment income--net               $    457   $  1,048   $    640   $    726    $    797
                                                                   ========   ========   ========   ========    ========
                    Series F--Investment income--net               $    548   $  1,010   $    664   $    750    $    706
                                                                   ========   ========   ========   ========    ========
                    Series G--Investment income--net               $    474   $    992   $    661   $    728    $    675
                                                                   ========   ========   ========   ========    ========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Includes Common and Preferred Stock average net assets.
++++++The Fund's Preferred Stock was issued on May 22, 1992 (Series
A, B, C, D and E) and January 27, 1997 (Series F and G).
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniYield Insured Fund, Inc., April 30, 2001



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $74,297 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $713,296,936 and $761,039,914, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $19,385,638    $44,005,757
                                  -----------    -----------
Total                             $19,385,638    $44,005,757
                                  ===========    ===========

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $44,005,757, of which $52,340,716 related to appreciated securities and $8,334,959 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $1,309,020,370.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.60%; Series B, 3.60%; Series C, 3.60%; Series D, 3.45%; Series E, 3.50%; Series F, 3.30%; and
Series G, 3.30%.

Shares issued and outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $227,796 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $48,420,000, of which $24,114,000 expires in 2007 and $24,306,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075000 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.



MuniYield Insured Fund, Inc., April 30, 2001


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    87.1%
AA/Aa                                       4.7
A/A                                         0.1
BBB/Baa                                     0.4
NR (Not Rated)                              0.7
Other++                                     8.4

++Temporary investments in short-term municipal securities.



MuniYield Insured Fund, Inc., April 30, 2001


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYI


Arthur Zeikel, Director of MuniYield Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.